                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

     Filed by the registrant [X]
     Filed by a party other than the registrant  [ ]
     Check the appropriate box:
[X]  Preliminary proxy statement                 [ ]  Confidential, for use
                                                      of the Commission only
                                                      (as permitted by
                                                      Rule 14a-6(e)(2))
[ ]       Definitive proxy statement
[ ]       Definitive additional materials
[ ]       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              KIRLIN HOLDING CORP.
                (Name of Registrant as Specified in Its Charter)

 ______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

(1)       Title of each class of securities to which transaction applies:

          ______________________________________________________________________

(2)       Aggregate amount of securities to which transaction applies:

          ______________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          ______________________________________________________________________

(4)       Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

(5)       Total fee paid:

          ______________________________________________________________________

[ ]       Fee paid previously with preliminary materials:
                                                          ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:

          ______________________________________________________________________

(2)       Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

(3)       Filing party:

          ______________________________________________________________________

(4)       Date filed:

          ______________________________________________________________________

----------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                                PRELIMINARY COPY

                              KIRLIN HOLDING CORP.

                              6901 Jericho Turnpike
                             Syosset, New York 11791

                                   ----------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                                  June 24, 2004

                                   ----------

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kirlin Holding Corp. ("Company") will be held at the offices of the Company at 6901 Jericho Turnpike, Syosset, New York on June 24, 2004, at 11:00 a.m., for the following purposes, all as more fully described in the attached proxy statement:

     1. To elect two directors to serve for the ensuing three-year period and until their successors are elected and qualified;

     2. To authorize an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 7,000,000 shares to 15,000,000 shares; and

     3. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

          The Board of Directors has fixed the close of business on April 27, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

          YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING OR ANY ADJOURNMENT THEREOF. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE APPRECIATED.

                                              By Order of the Board of Directors


                                              Anthony J. Kirincic, Secretary

Syosset, New York
May __, 2004

                                                                PRELIMINARY COPY

                              KIRLIN HOLDING CORP.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  June 24, 2004

                                   ----------

     This proxy statement and the accompanying form of proxy is furnished to stockholders of Kirlin Holding Corp. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the offices of the Company, 6901 Jericho Turnpike, Syosset, New York on June 24, 2004, at 11:00 a.m., and at any and all adjournments. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised. Unless otherwise specified in the proxy, shares represented by proxies will be voted "FOR" the election of the nominees listed herein and "FOR" the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock.

     The Company's executive offices are located at 6901 Jericho Turnpike, Syosset, New York 11791. On or about May __, 2004, this proxy statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended December 31, 2003, are to be mailed to each stockholder of record at the close of business on April 27, 2004.

                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 27, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting and at any and all adjournments. As of April 27, 2004, the Company had issued and outstanding 2,076,316 shares of common stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of common stock registered in his or her name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of common stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors requires a plurality vote of those shares voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in a nominee's favor. The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote. Abstentions as to this matter (which are considered present and entitled to vote on the matter) and shares of common stock considered present but not entitled to vote on this matter (because of a broker non-vote) will have the same effect as a vote against this proposal. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

     The following table sets forth certain information as of April 27, 2004 (on which date 2,076,316 shares of the Company's common stock were outstanding), with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director and nominee,
(iii) each executive officer whose compensation exceeded $100,000 in fiscal 2003 and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.

                                                                 Amount and Nature of    Percent
Name of Beneficial Owner                                         Beneficial Ownership   of Class
------------------------                                         --------------------   --------
David O. Lindner(1)...........................................           461,117(2)       21.2%
Anthony J. Kirincic(1)........................................           483,767(2)(3)    22.3%
Barry Shapiro(1)..............................................            27,012(4)        1.3%
Edward J. Casey...............................................            25,604(5)        1.2%
John Milcetich................................................            82,046(6)        3.9%
Harold Paul...................................................            28,605(7)        1.4%
All executive officers and directors as a group (6 persons)...         1,108,151(8)       47.6%

----------
*    Less than 1%.

(1) The business address of Messrs. Lindner, Kirincic and Shapiro is 6901 Jericho Turnpike, Syosset, New York 11791.

(2) Includes 92,412 shares of common stock issuable upon the exercise of currently exercisable options. Also includes 3,432 shares of common stock issuable upon the exercise of a purchase option to purchase 0.13725 units, each unit consisting of (i) 12,500 shares of common stock, (ii) 6,250 Class A warrants to purchase shares of common stock and (iii) 6,250 Class B warrants to purchase shares of common stock, and the exercise of such warrants, which are currently exercisable. Excludes options to purchase 200,000 shares of common stock issuable upon exercise of options that are not exercisable within the next sixty days.

(3) Includes 18,900 shares of common stock held of record in the individual retirement account of Mr. Kirincic's spouse.

(4) Includes (i) 834 shares of common stock issuable upon the exercise of currently exercisable options, (ii) 4,750 shares of restricted stock that have vested and (iii) 20,000 shares of restricted stock that vest on April 29, 2004. Excludes options to purchase 20,416 shares of common stock issuable upon the exercise of options that are not exercisable within the next sixty days.

(5) Includes 6,250 shares of common stock issuable upon the exercise of currently exercisable options and 15,000 shares of common stock issuable upon the exercise of options that become exercisable on April 29, 2004. Excludes 1,995 shares of common stock issuable upon the exercise of options that are not exercisable within the next sixty days.

(6) Includes 1,250 shares of common stock issuable upon the exercise of currently exercisable options and 15,000 shares of common stock issuable upon the exercise of options that become exercisable on April 29, 2004. Excludes 1,995 shares of common stock issuable upon the exercise of options that are not exercisable within the next sixty days.

(7) Includes (i) 1,063 shares of common stock held jointly by Mr. Paul and his wife, (ii) 438 shares of common stock held by his wife's individual retirement account, (iii) 1,000 shares of common stock held in Mr. Paul's individual retirement account, (iv) 2,500 shares of common stock issuable upon the exercise of currently exercisable options held by Mr. Paul, (v) 15,000 shares of common stock issuable upon the exercise of options held by Mr. Paul that become exercisable on April 29, 2004, (vi) 2,500 shares of common stock issuable upon the exercise of currently exercisable Class A and Class B warrants purchased by Mr. Paul's wife as part of a unit in the Company's private placement in October 2001 and (vii) 2,500 shares of common stock held by Mr. Paul's wife issued as part of such unit. Mr. Paul disclaims beneficial ownership of the 2,938 shares of common stock and all Class A and Class B warrants held by his wife. Excludes 1,995 shares of common stock issuable upon the exercise of options that are not exercisable within the next sixty days.

(8) Includes (i) 205,022 shares of common stock issuable upon the exercise of currently exercisable options, purchase options and warrants, (ii) 45,000 shares of common stock issuable upon the exercise of options that become exercisable on April 29, 2004, (iii) 4,750 shares of restricted stock, which have vested and (iv) 20,000 shares of restricted stock that vest on April 29, 2004. Excludes 426,401 shares of common stock issuable upon the exercise of options that are not exercisable within the next sixty days.

                        PROPOSAL I: ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of which generally serves for a term of three years, with only one class of directors being elected in each year. The term of the first class of directors, consisting of David O. Lindner and Edward J. Casey, will expire in 2005; the term of the second class of directors, consisting of Harold Paul, will expire in 2006; and the term of the third class of directors, consisting of Anthony J. Kirincic and John Milcetich, will expire on the date of this year's Annual Meeting. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

     Two persons will be elected at the Annual Meeting to serve as directors for a term of three years. The Board of Directors has nominated Anthony J. Kirincic and John Milcetich as candidates for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted "FOR" the election of these nominees. In case either of the nominees becomes unavailable for election to the Board of Directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

INFORMATION ABOUT THE NOMINEES

     Anthony J. Kirincic (age 42) has been President and a director of the Company since its inception in 1994. Mr. Kirincic was also the Company's Chief Financial Officer from its inception until January 2001, when Barry Shapiro was appointed Chief Financial Officer. Mr. Kirincic has served as a director of Kirlin Securities, Inc., the Company's wholly-owned subsidiary, since its inception. In addition, Mr. Kirincic has served as Co-Chief Executive Officer of Kirlin Securities since September 1, 2001, as Chief Financial Officer since its inception until January 2001 and President of Kirlin Securities since its inception except for the period from July 1999 until August 2000.

     John Milcetich (age 42) has been a director of the Company since June 2002. Mr. Milcetich was employed by Intervoice-Brite, Inc. (Nasdaq NM:INTV) and its predecessor, Brite Voice Systems, Inc., from July 1988 to April 2000. Mr. Milcetich served as Manager of Systems Engineers until October 1998 and from November 1998 to April 2000, he was Director of Systems Engineering. From September 1984 to June 1988, Mr. Milcetich was a research and development design engineer at Perception Technology, Inc., where his accomplishments included developing the IRS Tele-Tax system.

INFORMATION ABOUT THE OTHER DIRECTORS AND EXECUTIVE OFFICERS

     The Company's other directors and executive officers are as follows:

     Name          Age   Principal Occupation
     ----          ---   --------------------

David O. Lindner    42   Chairman of the Board, Chief Executive
                         Officer and Director

Barry Shapiro       37   Chief Financial Officer

Edward J. Casey     43   Director

Harold Paul         56   Director

     David O. Lindner has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Lindner also has been Chairman of the Board of Kirlin Securities, Inc. since its inception and has been Kirlin Securities' Co-Chief Executive Officer since September 1, 2001. From inception until August 29, 2001, Mr. Lindner was the Chief Executive Officer of Kirlin Securities.

     Barry Shapiro has been the Chief Financial Officer of the Company and Kirlin Securities, Inc. since January 2001 and was the Controller and Chief Accounting Officer of the Company and Kirlin Securities, Inc.

since April 1995. From September 1990 to April 1995, he was an accountant for PricewaterhouseCoopers LLP.

     Edward J. Casey has been a director of the Company since November 1995. Since June 1992, Mr. Casey has been an attorney at Weston, Benshoof, Rochefort, Rubalcava and MacCuish. He is currently the Managing Partner of the firm. From August 1985 to June 1992, Mr. Casey was an attorney at Alschuler, Grossman and Pines. Mr. Casey is a member of the Board of Directors and President of the Los Angeles Headquarters Association.

     Harold Paul has been a director of the Company since July 1999. Mr. Paul is an attorney and, since July 1999, has been engaged in private practice specializing in securities matters, and prior to that time and for more than five years, a partner at Berger & Paul, LLP, a New York law firm specializing in securities matters. From June 1995 through June 2001 he was a director of Ariel Corporation.

     The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

INDEPENDENCE OF DIRECTORS

     The Company is listed on the Nasdaq SmallCap Market and follows the rules of Nasdaq in determining whether a director is independent. The board of directors also consults with the Company's counsel to ensure that the board's determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Consistent with these considerations, the board of directors affirmatively has determined that Edward J. Casey, Harold Paul and John Milcetich will be independent directors of the Company for the ensuing year. The other remaining directors are not independent because they are currently employed by the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2003, the Company's Board of Directors held three meetings and acted by unanimous written consent on one occasion. All directors except for one attended the 2003 Annual Meeting. Although the Company does not have any formal policy regarding director attendance at annual stockholder meetings, the Company attempts to schedule its annual meetings so that all of its directors can attend. In addition, the Company expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The Company has a standing stock option, nominating and audit committee, but it does not have a standing compensation committee.

STOCK OPTION COMMITTEE INFORMATION

     On February 2, 2000, the Board of Directors established a stock option committee comprised of David Lindner and Anthony J. Kirincic. The purpose of the stock option committee is to administer the Company's stock option plans, including authority to make and modify awards under such plans. The stock option committee acted by unanimous written consent on nine occasions during the fiscal year ended December 31, 2003.

NOMINATING COMMITTEE INFORMATION

     In April 2004, the Board of Directors established a nominating committee comprised of Edward J. Casey, Harold Paul and John Milcetich, each an independent director under Nasdaq listing standards. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on the Company's Board of Directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. The nominating committee does not yet have a formal written charter, nor has it established any formal selection criteria for nominees. However, the nominating committee intends to adopt a written charter by the date of the Annual Meeting, which will include the criteria, if any, established. The Company has not yet established a method by which stockholders may propose to the nominating committee candidates for selection as nominees for directors. The Company intends to establish such a procedure by the date of the Annual Meeting.

     Since the nominating committee was not formed until April 2004, it did not meet during the fiscal year ended December 31, 2003.

AUDIT COMMITTEE INFORMATION AND REPORT

     GENERAL

     The Company's audit committee was established in November 1995 and is currently comprised of Edward J. Casey, Harold Paul and John Milcetich, with Mr. Paul serving as the chairman of the committee. As required by Nasdaq listing standards, the Company's audit committee is comprised of at least three "independent directors" who are also "financially literate." The Nasdaq listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

     FINANCIAL EXPERT ON AUDIT COMMITTEE

     The Board of Directors does not believe that any of the audit committee members qualify as an "audit committee financial expert" within the meaning of all applicable rules. While the Board of Directors believes that each audit committee member has an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the Company's financial statements, including estimates, accruals and reserves, experience in analyzing or evaluating financial statements of similar breadth and complexity as the Company's financial statements, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions, none of the audit committee members has acquired these attributes through education or experience as, or actively supervising, a principal financial or accounting officer or a public accountant or auditor.

     MEETINGS AND ATTENDANCE

     During the fiscal year ended December 31, 2003, the audit committee met four times.

     INDEPENDENT AUDITORS' FEES

     The following table summarizes the aggregate fees (rounded to the nearest $1,000) for services performed by the Company's independent auditors:

                          2003       2002
                        --------   --------
Audit Fees(1)           $ 66,000   $127,000
Audit-Related Fees(2)   $ 27,000   $ 22,000
Tax Fees(3)             $ 25,000   $ 43,000
All Other Fees(4)       $  1,000   $  3,000
                        --------   --------
   Total                $119,000   $195,000
                        ========   ========

(1) Represents the aggregate fees billed for professional services rendered by our principal accountant for the audit of the Company's annual financial statements for the years ended December 31, 2003 and December 31, 2002 and review of financial statements included in the Company's quarterly reports.

(2) Represents the aggregate fees billed for quarterly financial statement review services by the Company's principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

(3) Represents the aggregate fees billed for professional services rendered by the Company's principal accountant for tax compliance, tax advice and tax planning.

(4) Represents the aggregate fees billed for all other professional services rendered by the Company's principal accountant.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before the Company engages its independent accountant to render audit or permitted non-audit services, the engagement is approved by the audit committee. The audit committee approved all of the fees referred to in the section entitled "Independent Auditors' Fees" above for 2003.

     AUDIT COMMITTEE REPORT

     In April 2004, the audit committee reviewed and approved changes to its charter and adopted an amended and restated audit committee charter, a copy of which is included as Appendix A to this proxy statement. Pursuant to the amended and restated audit committee charter, the audit committee's responsibilities include, among other things:

o reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in the Company's Form 10-K;

o discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

o discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;

o discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

o reviewing disclosures made to the audit committee by the Company's chief executive officer and chief financial officer during their certification process for our Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls;

o verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

o    reviewing and approving all related-party transactions;

o inquiring and discussing with management the Company's compliance with applicable laws and regulations;

o pre-approving all audit services and permitted non-audit services to be performed by the Company's independent auditor, including the fees and terms of the services to be performed;

o    appointing or replacing the independent auditor;

o determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

o establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

     The Company's audit committee has met and held discussions with management and its independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of Directors include the audited consolidated financial statements in its annual report on Form 10-K for the fiscal year ended December 31, 2003.

                                 Edward J. Casey
                                 Harold Paul
                                 John Milcetich

CODE OF ETHICS

     In April 2004, the Board of Directors adopted a code of ethics that applies to the Company's directors, officers and employees as well as those of its subsidiaries. A copy of the Company's code of ethics has been filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Requests for copies of the Company's code of ethics should be sent in writing to Kirlin Holding Corp., 6901 Jericho Turnpike, Syosset, New York 11791,
Attention: Secretary.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 during the fiscal year ended December 31, 2003.

-----------------------------------------------------------------------------------------------
                                   SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------
                                                                               LONG-TERM
                                          ANNUAL COMPENSATION                COMPENSATION
-----------------------------------------------------------------------------------------------
                                                        OTHER ANNUAL    RESTRICTED    NUMBER OF
NAME AND PRINCIPAL                   SALARY    BONUS    COMPENSATION   STOCK AWARDS    OPTIONS
POSITION                     YEAR     ($)       ($)        ($)(1)          (#)           (#)
-----------------------------------------------------------------------------------------------
David O. Lindner             2003   509,511   130,000      167,477            --       219,106
   Chief Executive Officer   2002   468,869        --      137,145            --        18,570
                             2001   430,163        --      137,097            --         4,143
-----------------------------------------------------------------------------------------------
Anthony J. Kirincic          2003   509,511   130,000      167,477            --       219,106
   President                 2002   468,869        --      137,145            --        18,570
                             2001   430,163        --      137,097            --         4,143
-----------------------------------------------------------------------------------------------
Barry Shapiro                2003   168,750    12,500           --        20,000        20,000
   Chief Financial Officer   2002   185,000     4,500           --            --            --
                             2001   185,000        --           --         9,375(2)         --
-----------------------------------------------------------------------------------------------

(1)  Represents brokerage commissions and investment banking payouts.

(2) Represents shares of restricted stock that were forfeited on March 27, 2003.

     The following table summarizes the number of options granted to the executive officers named above during the fiscal year ended December 31, 2003.

---------------------------------------------------------------------------------------------------------
                                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                            INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------------
                                                                        POTENTIAL REALIZABLE
                                                                          VALUE AT ASSUMED
                                                                            ANNUAL RATES
                                        % OF TOTAL                         OF STOCK PRICE
                                      OPTIONS/SHARES                      APPRECIATION FOR
                                        GRANTED TO                      OPTION TERM ($)(1)
                      OPTION/SHARES    EMPLOYEES IN    EXERCISE PRICE   --------------------   EXPIRATION
        NAME             GRANT(#)       FISCAL YEAR      ($/SHARE)        5% ($)    10% ($)       DATE
---------------------------------------------------------------------------------------------------------
David O. Lindner          4,496(2)          0.7%           $2.7872          9,851    24,964      1/1/13
Chairman of the       -----------------------------------------------------------------------------------
Board                     4,642(3)          0.7%           $  1.92          5,604    14,205      3/31/13
                      -----------------------------------------------------------------------------------
                        200,000(4)         29.9%           $  1.45        182,360   462,200      4/28/10
                      -----------------------------------------------------------------------------------
                          4,957(2)          0.7%           $ 4.976         15,512    39,311      7/31/13
                      -----------------------------------------------------------------------------------
                          5,011(3)          0.8%           $ 11.95         37,659    95,436     10/31/13
---------------------------------------------------------------------------------------------------------
Anthony J. Kirincic       4,496(2)          0.7%           $ 3.484          9,851    24,964      1/1/13
President             -----------------------------------------------------------------------------------
                          4,642(3)          0.7%           $  1.92          5,604    14,205      3/31/13
                      -----------------------------------------------------------------------------------
                        200,000(4)         29.9%           $  1.45        182,360   462,200      4/28/10
                      -----------------------------------------------------------------------------------
                          4,957(2)          0.7%           $ 4.976         15,512    39,311      7/31/13
                      -----------------------------------------------------------------------------------
                          5,011(3)          0.8%           $ 11.95         37,659    95,436     10/31/13
---------------------------------------------------------------------------------------------------------
Barry Shapiro            20,000(5)          3.0            $  1.45         18,236    46,220      4/29/10
Chief Financial
Officer
---------------------------------------------------------------------------------------------------------

(1) The above information concerning five percent and ten percent assumed annual rates of compounded stock price appreciation is mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or to any other optionee that there will be appreciation of the stock price over the option term or that the optionee will realize any gains with respect to the options.

(2) Represents immediately exercisable options granted pursuant to the Company's 1996 Plan.

(3) Represents immediately exercisable options granted pursuant to the Company's 1994 Plan.

(4) Represents options granted pursuant to the Company's 1996 Plan that become exercisable on April 29, 2006.

(5) Represents options granted pursuant to the Company's 1994 Plan that become exercisable on April 29, 2007.

     The following table summarizes the number of exercisable and unexercisable options held by the executive officers named above at December 31, 2003, and their value at that date if such options were in-the-money:

-------------------------------------------------------------------------------------------
                                2003 YEAR-END OPTION VALUES
-------------------------------------------------------------------------------------------
                      NUMBER OF SECURITIES UNDERLYING      VALUE OF SECURITIES UNDERLYING
                          UNEXERCISED OPTIONS AT        UNEXERCISED IN-THE-MONEY OPTIONS AT
          NAME               DECEMBER 31, 2003                 DECEMBER 31, 2003(1)
-------------------------------------------------------------------------------------------
                        EXERCISABLE   UNEXERCISABLE         EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------
David O. Lindner           87,319        200,000              $286,596      $1,870,000
-------------------------------------------------------------------------------------------
Anthony J. Kirincic        87,319        200,000              $286,596      $1,870,000
-------------------------------------------------------------------------------------------
Barry Shapiro                 416        20,834                 -0-         $  187,000
-------------------------------------------------------------------------------------------

(1) Represents the total gain that would be realized if all in-the-money options held at December 31, 2003 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $10.80, the closing price of the common stock on December 31, 2003.

     The executive officers named above did not exercise any options during the fiscal year ended December 31, 2003.

     The following table sets forth certain information at December 31, 2003 with respect to the Company's equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Company's securities.

                                                                                 NUMBER OF SECURITIES REMAINING
                            NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                              ISSUED UPON EXERCISE OF      EXERCISE PRICE OF    UNDER EQUITY COMPENSATION PLANS
                               OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
       PLAN CATEGORY            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS         IN THE FIRST COLUMN)
-------------------------   --------------------------   --------------------   -------------------------------
Equity Compensation Plans
Approved by Security
Holders                               973,006                   4.9835                     1,573,177

Equity Compensation Plans
Not Approved by Security
Holders                               375,000(1)                 14.08                        -0-

(1) Represents options issued to designees of Kirlin Securities in consideration for acting as the Company's placement agent in its October 2001 private placement.

COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS

     On August 29, 2001, the Company entered into employment agreements with Messrs. Lindner and Kirincic, which provide that Mr. Lindner is employed as the Company's Chairman of the Board and Chief

Executive Officer and the Co-Chief Executive Officer of Kirlin Securities and Mr. Kirincic is employed as the Company's President and the Co-Chief Executive Officer of Kirlin Securities. Messrs. Lindner and Kirincic are paid a base salary at an annual rate of $375,000 (with annual increases based upon any increase in the Consumer Price Index), plus 0.75% of the Company's consolidated quarterly revenue, up to a maximum salary of $1,000,000. From April 1, 2002 until September 30, 2002, Messrs. Lindner and Kirincic agreed to voluntarily reduce their base salary and the variable portion of their base salary by 25% and from January 1, 2003 until March 31, 2003, they agreed to voluntarily reduce their base salary by 68% and the variable portion of their base salary by 100%. Messrs. Lindner and Kirincic also are entitled to receive an equal share of brokerage commissions from customer accounts for which they are the designated account representatives (which commissions are computed at a 60% cash payout rate). Messrs. Lindner and Kirincic are entitled to receive additional compensation in connection with their investment banking activities in accordance with the Company's standard investment banking compensation formula. Messrs. Lindner and Kirincic also are each entitled to receive, immediately following the end of each fiscal quarter, ten-year options to purchase that number of shares of common stock equal to 0.25% of the shares of common stock outstanding as of the end of such fiscal quarter at an exercise price equal to the higher of (i) the average of the last sale prices of the common stock as reported on each of the 20 consecutive trading days immediately preceding the grant date or (ii) the last sale price on the trading day immediately preceding the grant date. The term of each of their employment agreements is seven years. However, Messrs. Lindner and Kirincic may terminate their employment or convert their employment to a consultancy (on a part-time basis, with a corresponding reduction in their compensation) upon six months prior written notice to the Company. Their employment agreements provide that for a period of one year following their termination, they will not employ any of the Company's employees within 90 days of their termination of employment or consultancy or solicit any customer of the Company, other than those customers for which they are the designated account representative.

     In addition to the quarterly grants discussed above, on April 29, 2003, Messrs. Lindner and Kirincic were granted seven-year options to purchase 200,000 shares of common stock at an exercise price of $1.45, which options become exercisable on April 29, 2006.

     The Company does not have a written employment agreement with Barry Shapiro. Mr. Shapiro is compensated at an annual rate of $185,000. From January 1, 2003 until March 31, 2003, Mr. Shapiro agreed to voluntarily reduce his base salary by 35%. On April 29, 2003, Mr. Shapiro was granted 20,000 shares of restricted stock, which shares vest on April 29, 2004. Mr. Shapiro also was granted seven-year options to purchase 20,000 shares of common stock at an exercise price of $1.45, which options become exercisable on April 29, 2007.

COMPENSATION OF DIRECTORS

     Until April 28, 2003, the Company's non-employee directors received an annual directors' fee of $15,000, which was paid 50% cash and 50% in common stock. Commencing on May 1, 2003, the Company's non-employee directors, presently Messrs. Casey, Paul and Milcetich, began receiving an annual directors' fee of $10,000. In addition, on or about May 1st of each year (April 1st commencing in 2005), the non-employee directors will be granted five-year options to purchase $15,000 of common stock with an exercise price equal to fair market value on the date of grant. These options will vest on the first anniversary of the date of grant.

STOCK OPTION PLANS

     In August 1994, the Company adopted the 1994 Stock Plan, which originally covered 600,000 shares of common stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1994 Plan will terminate at such time that no further awards may be granted and awards granted are no longer outstanding, provided that incentive options only may be granted until August 1, 2004. The Board of Directors administers the 1994 Plan. To the extent permitted under the provisions of the 1994 Plan, the Board of Directors has authority to determine the selection of participants, allotment of shares, price and other conditions of purchase of awards and administration of the 1994 Plan.

     In June 1996, the Company adopted the 1996 Stock Plan, originally covering 1,000,000 shares of common stock, which is substantially identical to the 1994 Plan except that incentive options may be granted until April 10, 2006. In 2003, the Company's stockholders approved an amendment to the 1996 Plan to increase the number of shares available for issuance under the plan to 2,500,000.

     REPORT OF THE BOARD OF DIRECTORS CONCERNING COMPENSATION OF EXECUTIVE OFFICERS

     As noted above, the Company did not have a compensation committee of the Board of Directors during the 2003 fiscal year. The Board of Directors determined compensation of the Company's executive officers for the fiscal year ended December 31, 2003. There is no formal compensation policy for the Company's executive officers.

     During 2003, Mr. Lindner served as the Company's Chairman of the Board and Chief Executive Officer and the Co-Chief Executive Officer of Kirlin Securities and Mr. Kirincic served as the Company's President and Co-Chief Executive Officer of Kirlin Securities. Total compensation for Messrs. Lindner and Kirincic consists of a combination of the fixed base salary, variable salary based upon the Company's revenues, brokerage commissions, compensation for investment banking activities and stock option awards. The compensation package provided to Messrs. Lindner and Kirincic was created in 2001 after the Board of Directors considered a peer group of similarly sized companies (based upon market capitalization) in the same industry and reviewed the compensation provided to the principal executive officers of those companies. The Board of Directors considered several factors, with no specific weight assigned to any specific factor. These factors included personal performance, salary levels for comparable positions in similarly situated companies and internal comparability considerations. Pursuant to employment agreements, Messrs. Lindner and Kirincic are paid a base salary at an annual rate of $375,000 (with annual increases based upon any increase in the Consumer Price Index), plus 0.75% of the Company's consolidated quarterly revenue, up to a maximum salary of $1,000,000. Base salary of the Company's executive officer who does not have an employment agreement, Barry Shapiro, is based on the executive's individual performance and level of responsibility and seeks to be competitive.

     From April 1, 2002 until September 30, 2002, Messrs. Lindner and Kirincic agreed to voluntarily reduce their base salaries and the variable portion of their base salaries by 25% and from January 1, 2003 until March 31, 2003, they agreed to voluntarily reduce their base salaries by 68% and the variable portion of their base salaries by 100%. From January 1, 2003 until March 31, 2003, Mr. Shapiro agreed to voluntarily reduce his base salary by 35%.

     Bonus compensation, if any, to executive officers is based generally upon the Company's financial performance and the availability of resources as well as the executive officer's individual performance and level of responsibility.

     Stock option awards under the Company's stock option plans are intended to attract and retain the best available talent and encourage the highest level of performance by affording key employees an opportunity to acquire proprietary interests in the Company. Messrs. Lindner and Kirincic are also each entitled to receive, immediately following the end of each fiscal quarter, ten-year options to purchase that number of shares of common stock equal to 0.25% of the shares of common stock outstanding as of the end of such fiscal quarter at an exercise price equal to the last sale price of a share of common stock as reported on each of the last 20 consecutive trading days during the most recently completed fiscal quarter. We granted options to purchase 19,106 shares of common stock to each of Messrs. Lindner and Kirincic during the fiscal year ended December 31, 2003 under this quarterly option grant program.

     In addition to the quarterly grants discussed above, on April 29, 2003, Messrs. Lindner and Kirincic each were granted seven-year options to purchase 200,000 shares of common stock at an exercise price of $1.45, which options become exercisable on April 29, 2006. Also on April 29, 2003, Mr. Shapiro was granted 20,000 shares of restricted stock, which shares vest on April 29, 2004. Mr. Shapiro also was granted seven-year options to purchase 20,000 shares of common stock at an exercise price of $1.45, which options become exercisable on April 29, 2007.

                                 David O. Lindner
                                 Anthony J. Kirincic
                                 Harold Paul
                                 Edward J. Casey
                                 John Milcetich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The only officers who are also directors that participated in deliberations concerning executive officer compensation were Messrs. Lindner and Kirincic, each of whom served as members of the Company's board of directors during fiscal 2003.

STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return of the Company's common stock from January 1, 1998 through December 31, 2003 with the cumulative total return of companies comprising the Nasdaq market value and a market capitalization peer group selected by the Company. The graph plots the growth in value of an initial investment of $100 in each of the Company's common stock, the Nasdaq Stock Market market value and the peer group selected by the Company over the indicated time periods, and assuming reinvestment of all dividends, if any, paid on the Company's securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for us is based solely upon stock price appreciation and not upon reinvestment of cash dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

     The market capitalization peer group selected by the Company is comprised of companies engaged in the same business as the Company, that had upon creation of this index a market capitalization similar to that of the Company, and consists of the following companies: Paulson Capital Corp., Crown Financial Group, Inc. (formerly M.H. Meyerson & Co., Inc.), Ziegler Companies, Inc., Ladenburg Thalmann Financial Services Inc., First Albany Companies Inc. and Stifel Financial Corp. Hoenig Group, Inc. and New Valley Corporation were removed from the peer group presented in our 2002 Proxy Statement as a result of changes in the businesses of these companies.

         [Edgar Representation of Data Points used in Printed Graphic]

                                                                     Cumulative Total Return
                                              --------------------------------------------------------------------------
                                                 12/98         12/99        12/00        12/01        12/02       12/03
KIRLIN HOLDING CORPORATION                      100.00        475.86        91.37       114.76       38.62       148.97
NASDAQ STOCK MARKET (U.S.)                      100.00        192.89       124.95        67.09       61.75        85.04
PEER GROUP                                      100.00        121.18       100.03        82.09       75.55       140.23


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended December 31, 2003, except Anthony Kirincic and David Lindner each filed one Form 4 one day late reporting one stock option grant, and Barry Shapiro filed one Form 4 late reporting the forfeiture of restricted stock.

             PROPOSAL 2: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                                  INCORPORATION

     The Company is currently authorized by its Certificate of Incorporation to issue 7,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of April 27, 2004, 2,076,316 shares of common stock were outstanding and no shares of preferred stock were outstanding. Based on the number of shares of common stock outstanding as of April 27, 2004 and the need to reserve shares of common stock for issuance under the Company's stock option plans, and the current Certificate of Incorporation limit of 7,000,000 shares of common stock, the Board of Directors does not believe there is an adequate number of authorized shares of common stock under the Certificate of Incorporation for management to be able to meet potential plans for the future growth and development of the Company. Accordingly, the Board of Directors proposes to amend the Certificate of Incorporation to increase the authorized number of shares of common stock by an additional 5,000,000 shares of common stock to 15,000,000 shares of common stock. The proposed amendment will not change the number of shares of preferred stock authorized for issuance under the Certificate of Incorporation.

     The Board of Directors believes approval of the amendment to the Certificate of Incorporation is in the best interest of the Company and its stockholders. The authorization of additional shares of common stock will enable the Company to meet its obligations under the various employee benefit plans and issue options, awards and warrants in the future. In addition, the proposed amendment will give the Board of Directors flexibility to authorize the issuance of shares of common stock in the future for financing the Company's business, acquiring other businesses, forming strategic partnerships and alliances and for stock dividends and stock splits.

     Approval of the proposal will permit the Board of Directors to issue additional shares of common stock without further approval of the Company's stockholders. The Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the Company from time to time reviews various transactions that could result in the issuance of common stock or preferred stock, the Board of Directors is not currently considering any proposals to issue additional shares of capital stock, except as may be required in connection with the exercise of existing outstanding options or in connection with options and other stock based awards which may be issued under the Company's 1994 Plan or 1996 Plan or under any other plan or arrangement the Board of Directors may hereafter approve.

     The Company's common stockholders are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock voted in an election of directors can elect the Company's directors. Common stockholders are entitled to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Common stockholders have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

     If the proposal to amend the Certificate of Incorporation is approved, the fourth article of the Certificate of Incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue to 15,000,000 promptly after the meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
                                  INCORPORATION

                              INDEPENDENT AUDITORS

     The audit committee has selected Marcum & Kliegman LLP as the independent auditor of the Company for the fiscal year ending December 31, 2004. Marcum & Kliegman LLP was the Company's independent auditor for the fiscal year ended December 31, 2003. A representative of Marcum & Kliegman LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

     Effective November 17, 2003, the Company dismissed Goldstein Golub Kessler LLP as the Company's independent auditors. The audit committee recommended and approved the decision to change independent auditors. Goldstein Golub Kessler's reports on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through November 17, 2003, there were no disagreements with Goldstein Golub Kessler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Golub Kessler, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the two most recent fiscal years and through November 17, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. A copy of Goldstein Golub Kessler's letter stating that it agreed with the foregoing statements has been filed with the SEC.

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

            2005 ANNUAL MEETING STOCKHOLDER PROPOSALS AND NOMINATIONS

     In order for any stockholder proposal to be presented at the annual meeting of stockholders to be held in 2005 or to be eligible for inclusion in the Company's proxy statement for such meeting, they must be received by the Company at its principal executive offices by January __, 2005. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the stockholder making the proposal and the disclosure of that stockholder's number of shares of common stock owned, length of ownership of the shares, representation that the stockholder will continue to own the shares through the stockholder meeting, intention to appear in person or by proxy at the stockholder meeting and material interest, if any, in the matter being proposed.

     The Company has not yet established a method by which stockholders may propose to the nominating committee candidates for selection as nominees for directors. The Company intends to establish such a procedure by the date of the Annual Meeting.

          OTHER STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors provides a process for stockholders and interested parties to send communications to the board. Stockholders and interested parties may communicate with the Board of Directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Kirlin Holding Corp., 6901 Jericho Turnpike, Syosset, New York 11791. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

                         DISCRETIONARY VOTING OF PROXIES

     Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that the Company's management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2005 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at the Company's principal office in Syosset, New York, not later than March _____, 2005.

                           INCORPORATION BY REFERENCE

     This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the Company's audited financial statements and supplementary data, its management's discussion and analysis of financial condition and results of operations and its quantitative and qualitative disclosures about market risk.

                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                                  Anthony J. Kirincic, Secretary

Syosset, New York
May __ , 2004

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                              KIRLIN HOLDING CORP.

PURPOSE

The Audit Committee is appointed by the Board of Directors ("Board") of Kirlin Holding Corp. ("Company") to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditors and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The members of the Audit Committee shall meet the independence and experience requirements of the The Nasdaq Stock Market, Inc.,
Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

MEETINGS

The Audit Committee shall meet as often as it determines, but not less than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of or consultants to, the Audit Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee's own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2. Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

3. If requested by the Audit Committee, management or the independent auditors, review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including:

     (a) any significant changes in the Company's selection or application of accounting principles;

     (b)  the Company's critical accounting policies and practices to be used;

     (c) All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

     (d) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences; and

     (e) any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

5. Discuss with management the Company's earnings press releases generally, including the use of "pro forma" or "adjusted" non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types to be presentations to be made.

6. Discuss with management and the independent auditor the effect on the Company's financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-Kand Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

10. At least annually, obtain and review a report from the independent auditor, consistent with Independence Standards Board Standard 1, regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11. Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Oversee the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Be available to the independent auditors during the year for consultation purposes.

Compliance Oversight Responsibilities

14. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

15.  Review and approve all related-party transactions

16. Inquire and discuss with management the Company's compliance with applicable laws and regulations and with the Company's Code of Ethics, in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

17. Establish procedures (which may be incorporated in the Company's Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

19. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                          KIRLIN HOLDING CORP. - PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                 FOR ANNUAL MEETING TO BE HELD ON JUNE 24, 2004



P                The undersigned Stockholder(s) of KIRLIN HOLDING CORP., a
        Delaware corporation ("Company"), hereby appoints Anthony J. Kirincic
R and David O. Lindner, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of
O the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be
X held on June 24, 2004 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no
Y instructions are given, this proxy will be voted FOR all of the following proposals.

        1.     Election of the following Directors:


               FOR all nominees listed below, except                  WITHHOLD AUTHORITY to vote
               as marked to the contrary below       [ ]              for all nominees listed below        [ ]


                                      Anthony J. Kirincic and John Milcetich

               INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

                                    ------------------------------------------------





        2.      To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock.

                          FOR    [ ]                          AGAINST    [ ]                     ABSTAIN    [ ]


       3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.


                                                                                Date ______________________, 2004


                                                                                ---------------------------------
                                                                                Signature


                                                                                ---------------------------------
                                                                                Signature if held jointly


                                                                                Please sign exactly as name
                                                                                appears above. When shares are
                                                                                held by joint tenants, both
                                                                                should sign. When signing as
                                                                                attorney, executor,
                                                                                administrator, trustee or
                                                                                guardian, please give full
                                                                                title as such. If a
                                                                                corporation, please sign in
                                                                                full corporate name by
                                                                                President or other authorized
                                                                                officer. If a partnership,
                                                                                please sign in partnership
                                                                                name by authorized person.